 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): September 15, 2023

LENNOX INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15149	42-0991521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2140 LAKE PARK BLVD.,
RICHARDSON, Texas 75080
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (972)497-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	LII	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 15, 2023, Lennox International Inc. (the “Company”) completed an offering of $500,000,000 aggregate principal amount of the Company’s 5.500% Notes due 2028 (the “Notes”).

The Notes were issued pursuant to the Indenture, dated as of May 3, 2010 (as amended, supplemented or otherwise modified to the date hereof, the “Base Indenture”), between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (the “Trustee”), as supplemented by the Eleventh Supplemental Indenture, dated as of September 15, 2023 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, the guarantors party thereto (the “Guarantors”) and the Trustee. The Notes are senior unsecured obligations of the Company and are guaranteed on a senior unsecured basis by the Guarantors.

The Notes will mature on September 15, 2028. The Notes will bear interest at the rate set forth above and will pay interest semi-annually until maturity.

The Company intends to use the net proceeds from the sale of the Notes to repay $350.0 million aggregate principal amount of the Company's outstanding 3.000% senior notes due 2023 at maturity and for general corporate purposes. This Current Report on Form 8-K does not constitute a notice of redemption with respect to the Company's outstanding 3.000% senior notes due 2023.

The Notes are subject to the covenants in the Indenture, which include limitations on liens, limitations on sale and leaseback transactions and limitations on mergers, consolidations and transfers of substantially all of the Company’s assets, and also requires the Company to offer to repurchase the Notes upon certain change of control events.

The foregoing summary of the Base Indenture, the Supplemental Indenture and the Notes is qualified in its entirety by reference to the full text of the Base Indenture, the Supplemental Indenture and the Notes, which are included as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3 hereto and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above under Item 1.01 is incorporated in this Item 2.03 by reference.

Item 8.01	Other Events.
In connection with the public offering of the Notes, the Company is filing the exhibits to this Current Report on Form 8-K for the purpose of incorporating such exhibits in its Registration Statement (Registration No. 333-268030). The exhibits to this Current Report on Form 8-K are hereby incorporated by reference into such Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

4.1
Indenture, dated as of May 3, 2010, between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (incorporated by reference to Exhibit 4.2 to the Registration Statement on S-3 (Registration No. 333-268030)).

4.2	Eleventh Supplemental Indenture among the Company, the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee.
4.3	Form of 5.500% Notes due 2028 (included in Exhibit 4.2 hereof).
5.1	Opinion of Jones Day.
23.1	Consent of Jones Day (included in Exhibit 5.1 hereof).
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LENNOX INTERNATIONAL INC.

Date: September 15, 2023

By:	/s/ Monica M. Brown
Name:	Monica M. Brown
Title:	Assistant Secretary